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                                                                    Exhibit 32.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Lowrance Electronics, Inc. (the "Company") certifies that the Annual Report on Form 10-K of the Company for the fiscal year ended July 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 31, 2004                     /s/ Darrell J. Lowrance
                                           -----------------------
                                           Darrell J. Lowrance
                                           President and Chief Executive Officer



Dated: August 31, 2004                     /s/ Douglas J. Townsdin
                                           -----------------------
                                           Douglas J. Townsdin
                                           Vice President of Finance
                                           and Chief Financial Officer





This certification accompanies this Annual Report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.